UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026
________________________________________________________
Element Solutions Inc
________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Pointe Drive,	Suite 200	33139
Miami Beach,	Florida	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 4, 2026, Element Solutions Inc (the "Company") held its 2026 annual meeting of stockholders (the "2026 Annual Meeting"). The proposals submitted to a stockholder vote at the meeting were described in detail in the Company's Definitive Proxy Statement for the 2026 Annual Meeting, as filed with the Securities and Exchange Commission on March 23, 2026 (the "Proxy Statement"). The Company's stockholders present at the meeting or by proxy represented 233,554,750 shares of common stock (or approximately 96% of the 243,595,391 outstanding shares of common stock of the Company at March 9, 2026, the record date for the 2026 Annual Meeting). Set forth below are the final voting results for each of the proposals submitted to the Company's stockholders at the 2026 Annual Meeting.
Proposal 1 - Election of Directors — The stockholders entitled to vote elected each of the eight director nominees set forth in the Proxy Statement to serve until the Company's 2027 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Benjamin Gliklich	228,604,339	1,316,086	141,188	3,493,137
Ian G.H. Ashken	189,081,771	40,830,374	149,468	3,493,137
Elyse Filon	229,849,940	91,012	120,661	3,493,137
Christopher T. Fraser	227,439,254	2,488,112	134,247	3,493,137
Michael F. Goss	182,207,981	47,705,535	148,097	3,493,137
E. Stanley O'Neal	216,537,343	13,374,662	149,608	3,493,137
Susan W. Sofronas	197,073,189	32,869,080	119,344	3,493,137
Proposal 2 - Say-on-Pay Vote — The proposal on the advisory resolution to approve the compensation of the Company's named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
94,453,991	133,467,914	2,139,708	3,493,137
Proposal 3 - Ratification of Auditors — The proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026 received the following votes:

For	Against	Abstain	Broker Non-Votes
232,667,940	722,764	154,046	--
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is furnished herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
May 5, 2026	/s/ Caroline S. Lind
(Date)	Caroline S. Lind
General Counsel and Secretary